Goodwill	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Goodwill
12. Goodwill

	Note	31 December 2022 £m	31 December 2021* £m
Cost and carrying amount
At beginning of the year / period		363.5	184.3
Additions	29	—	177.0
Measurement period adjustments	29	—	(1.3)
Transfer to asset held for sale	8	(1.6)	—
Exchange differences		36.4	3.5

At end of the year / period		398.3	363.5

Allocated to BioVision CGU		—	179.7
Allocated to Group CGU		398.3	183.8

At end of the year / period		398.3	363.5

*	See note 29 for details related to the measurement period adjustment to the accounting for the acquisition of BioVision
Goodwill is converted at the exchange rate on the date of acquisition and retranslated at the balance sheet date.
Goodwill acquired in a business combination is allocated at acquisition to the Cash Generating Unit (CGU) which is expected to benefit from that business combination. Following the acquisition of BioVision (as described in note 29), the acquired business had not been fully integrated into the Group’s operations as at 31 December 2021. As such, as at 31 December 2021 BioVision was considered a separate CGU, and goodwill arising from this acquisition has been allocated to a separate CGU and the remainder of the Group was considered to be one CGU, as previous acquisitions have been fully integrated into the Group’s operations and product portfolio. As at 31 December 2022, the acquired BioVision business had been fully integrated in to the Group’s operations and product portfolio and so the Goodwill arising from the BioVision acquisition has also been allocated to the Group CGU.
During the year ended 31 December 2022, the assets relating to Firefly BioWorks multiplex and assay technology were actively marketed, along with other assets relating to this technology and product range. Accordingly these assets were classified as Assets held for sale, which included an allocation from goodwill of £1.6m. The goodwill was allocated on the basis of the relative values of the operation disposed of and the portion of the cash-generating unit retained. This was determined with reference to the proportion of revenue related to these assets in comparison to the total revenue for the group, as recognised in the first half of 2022 which was when these assets were classified as an asset held for sale.
Goodwill is subject to an annual impairment review or more frequently if there are any indications that goodwill might be impaired. The review assesses the carrying amount of the group’s CGU, which is equivalent to the net assets of the group, in comparison to its recoverable amount. In the event that the CGU were impaired, the impairment loss would be allocated against the recorded goodwill first before any other assets within the CGU.
The reviews are carried out using the following criteria:

•	The recoverable amount of the CGU is determined by fair value less costs to sell;

•	The fair value less costs to sell is determined with reference to the market capitalization of the Abcam plc group as at 31 December 2022;

•	Costs to sell are deemed to be negligible in comparison to the overall recoverable amount.
The key assumptions considered most sensitive for the fair value calculations are:

•	Movements in the share price and exchange rate
Based on the results of this analysis, management is satisfied that the recoverable amount of the group’s CGU, inclusive of the recorded goodwill, exceeds its carrying amount.
Management has performed a sensitivity analysis on each of the key assumptions mentioned above. Due to the significant headroom which exists between the recoverable amount and the carrying value, the Directors have concluded that there are no reasonable possible changes in any of these key assumptions which would cause the goodwill to exceed its recoverable amount.